Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 12 TO CREDIT AGREEMENT

AMENDMENT NO. 12 TO CREDIT AGREEMENT, dated as of January 31, 2017 (this “Amendment No. 12”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC., CAPITAL ONE, N.A., GOLDMAN SACHS LENDING PARTNERS LLC, JPMORGAN CHASE BANK, N.A., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, RBC CAPITAL MARKETS and WELLS FARGO SECURITIES, LLC, as joint lead arrangers (in such capacity, collectively, the “Amendment No. 12 Lead Arrangers”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and each 2015 Term B-2 Lender that is not an Amendment No. 12 Non-Consenting Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).

WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have previously entered into an Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated that certain Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Guarantors, Deutsche Bank Trust Company Americas, as Administrative Agent, and the lenders party thereto from time to time (as further amended, amended and restated, supplemented and/or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016 and Amendment No. 11, dated as of May 31, 2016, collectively, the “Credit Agreement”); and
WHEREAS, the Borrower, Holdings, the other Loan Parties, the Amendment No. 12 Lead Arrangers, DBNY, as Administrative Agent and Collateral Agent, and the 2015 Term B-2 Lenders party hereto wish to amend the Credit Agreement to provide for certain modifications to the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as provided in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)     Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“Amendment No. 12” means Amendment No. 12 to the Credit Agreement, dated as of January 31, 2017, among Holdings, the Borrower, the other Loan Parties, the Amendment No. 12 Lead Arrangers, DBNY, as Administrative Agent and Collateral Agent, and the 2015 Term B-2 Lenders party thereto.
“Amendment No. 12 Lead Arrangers” has the meaning set forth in Amendment No. 12.
“Initial Amendment No. 12 Effective Date” has the meaning set forth in Amendment No. 12.

“Subsequent Amendment No. 12 Effective Date” has the meaning set forth in Amendment No. 12.
(b)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Applicable Rate” in its entirety as follows:
“(a) with respect to 2015 Term B-2 Loans, (I) at any time prior to the Subsequent Amendment No. 12 Effective Date, (i) for LIBOR Loans, 3.00% and (ii) for Base Rate Loans, 2.00%; provided that at any time prior to the Subsequent Amendment No. 12 Effective Date but from and after (x) the consummation of the TransUnion IPO and (y) the achievement of a Total Net Leverage Ratio of 5.00:1.00 as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.02(a) or (b), as applicable, calculated on a Pro Forma Basis giving effect to the TransUnion IPO and the use of proceeds thereof, the Applicable Rate for 2015 Term B-2 Loans shall be the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):
Applicable Rate

Pricing Level	Senior Secured Net Leverage Ratio	LIBOR Loans	Base Rate
1	>4.25:1	3.00%	2.00%
2	≤4.25:1	2.75%	1.75%

and (II) at any time on or after the Subsequent Amendment No. 12 Effective Date, (A) for LIBOR Loans, 2.50% and (B) for Base Rate Loans, 1.50%.”
(c)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “LIBOR” in its entirety as follows:

“LIBOR” means, with respect to any Borrowing of LIBOR Loans for any Interest Period, (a) the higher of (i) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the commencement of such Interest Period by reference to the Reuters Screen LIBOR01 for deposits in Dollars (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR” shall be the interest rate per annum (rounded upward to the next 1/100th of 1.00%) determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period, and (ii) (w) in respect of 2015 Term B-2 Loans (I) prior to the Amendment No. 12 Effective Date, 0.75% per annum, and (II) on and after the Amendment No. 12 Effective Date after giving effect to Amendment No. 12, zero, (x) in respect of 2015 Term A Loans, zero and (y) in respect of Revolving Credit Loans made pursuant to Revolving Credit Commitments (I) in effect prior to the Amendment No. 9 Effective Date, 1.00% per annum and (II) in effect after giving effect to Amendment No. 9 on the Amendment No. 9 Effective Date, zero, in each case, divided by (b) a percentage equal to 100.0% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), and if LIBOR, as determined above, shall at any time be less than zero, LIBOR shall be deemed to be zero at such time for all purposes of this Agreement.

(d)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (i) of the definition of “Maturity Date” in its entirety as follows:

“(i) on and after the Subsequent Amendment No. 12 Effective Date, with respect to the 2015 Term B-2 Loans that have not been extended pursuant to Section 2.15, April 9, 2023 (the “2015 Term B-2 Loan Maturity Date”),”.
(e)    Section 2.09(d) of the Credit Agreement is hereby amended by replacing the reference therein to “Amendment No. 8 Effective Date” with the text “Subsequent Amendment No. 12 Effective Date”.

(f)    Section 3.07(a) of the Credit Agreement is hereby amended by replacing the text “ten (10) Business Days’ prior written notice” appearing in clause (iv) thereof with the text “three (3) Business Days’ prior written notice”.

(g)    Section 3.07(b) of the Credit Agreement is hereby amended by inserting the following text immediately after the reference therein to “five (5) Business Days of the date”:

“(or, in the case of any replacement of a Non-Consenting Lender in connection with Amendment No. 12, on the date)”.

(h)    Section 7.05(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m) Dispositions of property pursuant to Sale-Leaseback Transactions; provided that (i) the Net Proceeds of a Sale-Leaseback Transaction of the Borrower Corporate Headquarters (if any) shall be applied to prepay Term Loans in accordance with Section 2.05(b)(ii) (including, for the avoidance of doubt, reinvestment in accordance with the definition of “Net Proceeds”) and (ii) the aggregate fair market value of all properties so Disposed of after the Closing Date (other than the Borrower Corporate Headquarters) shall not exceed $25,000,000;”.

SECTION 2.    Conditions to Effectiveness of Amendment No. 12. (a) This Amendment No. 12 (other than the provisions of Sections 1(b), 1(c), 1(d), 1(e) and 1(h)) shall become effective as of the first date (the “Initial Amendment No. 12 Effective Date”) when Holdings, the Borrower, the Guarantors, the Administrative Agent and the 2015 Term B-2 Lenders constituting the Required Lenders under the Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to the Administrative Agent (or its counsel).

(b)     Sections 1(b), 1(c), 1(d), 1(e) and 1(h) of this Amendment No. 12 shall become effective as of the first date (the “Subsequent Amendment No. 12 Effective Date”) when each of the conditions set forth in this Section 2(b) shall have been satisfied (which in the case of clauses (ii) and (ix) below, may be substantially concurrent with the satisfaction of the other conditions specified below):
(i)     the Initial Amendment No. 12 Effective Date shall have occurred;
(ii)     the Borrower shall have paid, by wire transfer of immediately available funds, (i) all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Subsequent Amendment No. 12 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 12 and required to be paid in connection with this Amendment No. 12 pursuant to Section 10.04 of the Credit Agreement and (ii) any fees as have been separately agreed between the Borrower and DBNY;
(iii)     the Amendment No. 12 Lead Arrangers and each 2015 Term B-2 Lender (determined after giving effect to the replacement of Amendment No. 12 Non-Consenting Lenders as contemplated by clause (ix) below and Section 5(d) hereof), shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to the Administrative Agent (or its counsel);

(iv)     the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Subsequent Amendment No. 12 Effective Date;
(v)     the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, or a representation from such Loan Party that the certificate or articles of incorporation or organization of such Loan Party has not been modified, rescinded or amended since the Amendment No. 10 Effective Date, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Subsequent Amendment No. 12 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Subsequent Amendment No. 12 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 10 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 12 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 12 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;
(vi)    the Administrative Agent shall have received a certificate, dated the Subsequent Amendment No. 12 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Restricted Subsidiaries and the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis after giving effect to Amendment No. 12 on the Subsequent Amendment No. 12 Effective Date, are Solvent as of the Subsequent Amendment No. 12 Effective Date;

(vii)     the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(viii)     the Administrative Agent shall have received from Simpson Thacher & Bartlett LLP, special counsel to the Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and the 2015 Term B-2 Lenders and dated the Subsequent Amendment No. 12 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;

(ix)     the 2015 Term B-2 Loans held by each 2015 Term B-2 Lender that is a Non-Consenting Lender with respect to this Amendment No. 12 (each, an “Amendment No. 12 Non-Consenting Lender”) shall have been assigned to an assignee Lender in accordance with Sections 3.07 and 10.07(b) of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Sections 3.05(a) and 10.07 of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent, and (z) all accrued and unpaid interest on all 2015 Term B-2 Loans of each Amendment No. 12 Non-Consenting Lender shall have been paid in full by the assignee Lender to such Amendment No. 12 Non-Consenting Lender in accordance with Section 3.07(a) of the Credit Agreement; and

(x)    the Administrative Agent shall have received at least three (3) Business Days prior to the Subsequent Amendment No. 12 Effective Date all documentation and other information about the Borrower and each Guarantor reasonably requested in writing by it at least eight (8) Business Days prior to the Subsequent Amendment No. 12 Effective Date required in order to comply with applicable “know your customer” anti-

money laundering rules and regulations, including the USA Patriot Act.

SECTION 3.    Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:
(a)     The execution and delivery of this Amendment No. 12 (which, for purposes of this Section 3, shall include the Guarantor Consent and Reaffirmation delivered pursuant to Section 2(b)(vii) hereof) and the performance of this Amendment No. 12 and the Credit Agreement (as modified hereby) by each Loan Party to this Amendment No. 12 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. None of the execution, delivery or performance by each Loan Party of this Amendment No. 12 or the performance of the Credit Agreement (as modified hereby) will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)     This Amendment No. 12 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)     On each of the Initial Amendment No. 12 Effective Date and the Subsequent Amendment No. 12 Effective Date (and both before and immediately after giving effect thereto), no Default or Event of Default exists.

(d)     Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all relevant parts of this Amendment No. 12 is true and correct in all material respects on and as of each of the Initial Amendment No. 12 Effective Date and the Subsequent Amendment No. 12 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.
SECTION 4. Post-Effectiveness Obligations. Within ninety (90) days after the Subsequent Amendment No. 12 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following items:
(a)     with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the Property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;
(b)     with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 4 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);
(c)     an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the

Lien of the Mortgage; and
(d)     an opinion addressed to the Administrative Agent and the Secured Par-ties, in form and substance reasonably satisfactory to the Administrative Agent, from lo-cal counsel in the jurisdiction in which the Mortgaged Property is located.

SECTION 5.     Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)     On and after each of the Initial Amendment No. 12 Effective Date and the Subsequent Amendment No. 12 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 12 on the Initial Amendment No. 12 Effective Date and the Subsequent Amendment No. 12 Effective Date, as applicable.
(b)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 12, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 12.
(c)     The execution, delivery and effectiveness of this Amendment No. 12 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 12 (or portions hereof) as provided in Section 2 hereof, this Amendment No. 12 (or applicable portions hereof) shall for all purposes constitute a Loan Document.

(d)    If the Borrower provides notice to any Amendment No. 12 Non-Consenting Lender and the Administrative Agent that they are exercising their rights under Sections 3.07(a) and 3.07(d) of the Credit Agreement (in each case as modified by this Amendment No. 12 on the Initial Amendment No. 12 Effective Date) in connection with this Amendment No. 12 to require such Amendment No. 12 Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more Eligible Assignees identified by the Borrower, the Administrative Agent shall coordinate the transfer of all such 2015 Term B-2 Loans of each such Amendment No. 12 Non-Consenting Lender to the identified Eligible Assignees, which transfers shall be effected in accordance with Section 10.07(b) of the Credit Agreement and shall be effective as of the Subsequent Amendment No. 12 Effective Date, and each Eligible Assignee acquiring 2015 Term B-2 Loans in connection with such transfers shall have provided a signature page to this Amendment No. 12 consenting hereto with respect to such acquired 2015 Term B-2 Loans.

SECTION 6. Execution in Counterparts. This Amendment No. 12 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 12 shall be effective as delivery of an original executed counterpart of this Amendment No. 12.

SECTION 7. Governing Law. This Amendment No. 12, and the rights and obligations of the parties hereunder, including but not limited to, the validity, interpretation, construction, breach, enforcement or termination hereof, and whether arising in contract or tort or otherwise, shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 8. Successors and Assigns. This Amendment No. 12 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 12 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION INTERMEDIATE HOLDINGS, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
TRANS UNION LLC

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
TRANSUNION INTERACTIVE, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
VISIONARY SYSTEMS, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary

[Transunion Amendment No. 12 - Signature Page]

TRANSUNION TELEDATA LLC

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
DIVERSIFIED DATA DEVELOPMENT CORPORATION

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
TRANSUNION FINANCING CORPORATION

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Vice President, Secretary
TRANSUNION HEALTHCARE, INC.

By: /s/ MICHAEL J. FORDE______________

Name:	Michael J. Forde

Title:	Senior Vice President, Secretary

[Transunion Amendment No. 12 - Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ PETER CUCCIARA___________________

Name:	Peter Cucchiara

Title:	Vice President

By:	/s/ BENJAMIN SOUH___________________

Name:	Benjamin Souh

Title:	Vice President

DEUTSCHE BANK SECURITIES INC., as an Amendment No. 12 Lead Arranger

By:	/s/ SANDEEP DESAI_ __________________

Name:	Sandeep Desai

Title:	Managing Director

By:	/s/ MANFRED AFFENZELLER __________

Name:	Manfred Affenzeller

Title:	Managing Director

[Transunion Amendment No. 12 - Signature Page]

CAPITAL ONE, N.A., as an Amendment No. 12 Lead Arranger

By:	/s/ SAM BARYCH __________

Name:	Sam Baruch

Title:	Managing Director

[Transunion Amendment No. 12 - Signature Page]

GOLDMAN SACHS LENDING PARTNERS LLC, as an Amendment No. 12 Lead Arranger

By:	/s/ ADAM SAVARESE __________

Name:	Adam Savarese

Title:	Partner

[Transunion Amendment No. 12 - Signature Page]

JPMORGAN CHASE BANK, N.A., as an Amendment No. 12 Lead Arranger

By:	/s/ PETER B. THAUER __________

Name:	Peter B. Thauer

Title:	Managing Director

[Transunion Amendment No. 12 - Signature Page]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as an Amendment No. 12 Lead Arranger

By:	/s/ VIKAS SINGH __________

Name:	Vikas Singh

Title:	Managing Director

[Transunion Amendment No. 12 - Signature Page]

ROYAL BANK OF CANADA, as an Amendment No. 12 Lead Arranger

By:	/s/ ALEXANDER OLIVER __________

Name:	Alexander Oliver

Title:	Authorized Signatory

[Transunion Amendment No. 12 - Signature Page]

WELLS FARGO SECURITIES, LLC, as an Amendment No. 12 Lead Arranger

By: /s/ JEFF GIGNAC
Name:    Jeff Gignac
            Title:    Managing Director

[Transunion Amendment No. 12 - Signature Page]

By its execution of this signature page, the undersigned hereby acknowledges and agrees to the terms of this Amendment No. 12.
NAME OF INSTITUTION
_________________________________,
as a 2015 Term B-2 Lender

By: ______________________________
Name:
Title:
For institutions requiring a second signature line:
By: ______________________________
Name:
Title

[Transunion Amendment No. 12 - Signature Page]

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
January 31, 2017
Reference is made to (a) the Credit Agreement dated as of June 15, 2010, among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended, amended and restated, supplemented and/or otherwise modified pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6 dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, as further amended pursuant to Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016 and Amendment No. 11, dated as of May 31, 2016 (the Credit Agreement”) and (b) Amendment No. 12 to Credit Agreement dated as of June 2, 2015 (“Amendment No. 12”) among Holdings, the Borrower, the Guarantors party thereto, DEUTSCHE BANK SECURITIES INC., JPMORGAN CHASE BANK, N.A., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, GOLDMAN SACHS LENDING PARTNERS LLC, CAPITAL ONE, N.A., RBC CAPITAL MARKETS and WELLS FARGO SECURITIES, LLC, as Amendment No. 12 Lead Arrangers, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent and the 2015 Term B-2 Lenders party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement or Amendment No. 12, as the context requires.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 12 and the performance of the Credit Agreement (as amended thereby) and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Subsequent Amendment No. 12 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 12.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 12, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 12, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 12, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 12, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 12), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 12, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
This Consent is a Loan Document and this Consent, and the rights and obligations of the parties hereunder, including but not limited to, the validity, interpretation, construction, breach, enforcement or termination hereof, and whether arising in contract or tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION INTERMEDIATE HOLDINGS, INC.

By:______________________________
Name:
Title:
TRANSUNION INTERACTIVE, INC.

By:______________________________
Name:
Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:______________________________
Name:
Title:
VISIONARY SYSTEMS, INC.

By:______________________________
Name:
Title:
TRANSUNION TELEDATA LLC

By:______________________________
Name:
Title:

[Signature Page to Guarantor Consent and Reaffirmation]

DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:______________________________
Name:
Title:
TRANSUNION FINANCING CORPORATION

By:______________________________
Name:
Title:
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.

By:______________________________
Name:
Title:
TRANSUNION HEALTHCARE, INC.

By:______________________________
Name:
Title:

[Signature Page to Guarantor Consent and Reaffirmation]